NOTICE OF ASSIGNMENT AND IRREVOCABLE AUTHORITY








TO:       WEA Corp.

FROM:     LIVE Home Video Inc., LIVE America Inc., LIVE Film and
          Mediaworks Inc. (formerly known as International Video
          Productions Inc.) and Vestron Inc.

DATE:     November 16, 1994

RE:       Notice of Assignment of Receipts under WEA
          Distribution Agreement

Gentlemen:

          Reference is made to that certain License and Distribution Agreement, dated as of May 11, 1992 (the "WEA Distribution Agreement"), between WEA Corp. ("WEA") and LIVE Home Video Inc. ("LHV"), LIVE America Inc. ("LAI"), LIVE Distributing Inc. and Vestron Inc. ("Vestron"), as amended by that certain Amendment to License and Distribution Agreement, dated as of June 8, 1992, between such parties and LIVE Film and Mediaworks Inc. (formerly known as International Video Productions, Inc.) ("LFM"), and as amended by that certain Amendment dated as of September 1, 1994.

          Pursuant to that certain Amended and Restated Loan and Security Agreement, dated as of November 14, 1994, by and among LHV, LFM, LAI, Vestron and certain affiliates of such companies (collectively, the "LIVE Companies") and Foothill Capital Corporation ("Foothill"), the LIVE Companies have assigned the benefit and proceeds of the WEA Distribution Agreement, as amended, and any other agreement between WEA and any of the LIVE Companies to Foothill.

          This will constitute the irrevocable authority and instruction of the LIVE Companies to WEA to pay to Foothill, all monies (the "Assigned Receipts") from time to time now or hereafter owing or to become due from WEA to the LIVE Companies pursuant to the WEA Distribution Agreement, as amended, and any other agreement between WEA and any of the LIVE Companies.






          All monies are to be sent by wire transfer to:

               Imperial Bank
               9777 Wilshire Boulevard
               Beverly Hills, California
               Credit: Foothill Capital Corporation Account No.:
60-063-508
               ABA #: 122201444
               Reference: LIVE Home Video Inc.

          Foothill has taken an assignment only of the Assigned Receipts and has not assumed any obligations or liabilities of the LIVE Companies under the WEA Distribution Agreement, as amended, or any other agreement between WEA and any of the LIVE Companies. Accordingly, WEA shall look solely to the undersigned for the performance and discharge of such obligations and liabilities.

          Any payment to Foothill by WEA of the Assigned Receipts shall discharge WEA in full of its obligation to pay such Assigned Receipts to the undersigned, and the undersigned hereby agree to indemnify WEA with respect to any claims asserted against WEA relating to WEA's compliance herewith, notwithstanding WEA's receipt of any conflicting claim or notice from any third party that it is entitled to receive any portion of the Assigned Receipts.

          WEA shall promptly provide Foothill with duplicates of all statements relating to the payment of all Assigned Receipts.

          The undersigned shall have not authority whatsoever, without the prior written consent of Foothill to amend, alter, modify or waive, or consent to any amendment, alteration, modification or waiver of, any provision of the WEA Distribution Agreement, as amended, or any other agreement with WEA which would materially and adversely affect the amount, time of payment, conditions to payment or the collectibility of the Assigned Receipts.

          This authority and instruction is coupled with an interest and may not be revoked or altered without the prior consent in writing of Foothill.

          Please acknowledge your agreement to the foregoing by signing the enclosed duplicate copy of this Notice of Assignment and Irrevocable Authority and returning it as soon as possible to Foothill Capital Corporation, 11111 Santa Monica Blvd, Suite 1500, Los Angeles, California 90025-3333, Attention: Business Finance Division Manager (Telefacsimile No. (310) 479-2690).


                         LIVE HOME VIDEO INC.


                         By_________________________________
                         Title:______________________________


                         LIVE AMERICA INC.


                         By_________________________________
                         Title:______________________________


                         LIVE FILM AND MEDIAWORKS INC.


                         By_________________________________
                         Title:______________________________


                         VESTRON INC.


                         By_________________________________
                         Title:______________________________


Acknowledged and agreed to:

WEA Corp.,
a New York corporation


By:_________________________

Its:________________________

Date: November ___, 1994